GREEN TREE FINANCIAL CORP.
NET INTEREST MARGIN TRUST 1995-A
NOVEMBER, 1998
PAYMENT: DECEMBER 15, 1998


               7.25% SECURITIZED NET INTEREST MARGIN CERTIFICATES

                                                               Cusip # 393534AC6
                                                      Trust Account # 33-34309-0
                                                Distribution Date: Dec. 15, 1998


                                                                                                    Per $1,000
Securitized Net Interest Margin Certificates                                                         Original
--------------------------------------------                                                        -----------

1.       Amount Available                                                         3,416,994.60
                                                                                --------------

Interest

2.       Aggregate Interest                                                       1,027,321.32       3.33545883
                                                                                --------------      -----------


3.       Amount Applied to:
         (a)  accrued but unpaid Interest

4.       Remaining:
         (a)  accrued but unpaid Interest

5.       Monthly Interest                                                         1,027,321.32
                                                                                --------------

Principal

6.       Current month's principal distribution                                   2,389,673.28       7.75867948
                                                                                --------------      -----------

7.       Remaining outstanding principal balance                                167,649,717.28      544.3172639
                                                                                --------------      -----------
         Pool Factor                                                                0.54431726
                                                                                --------------

8.       Present value of the projected remaining aggregate cashflows of the Finance I Assets and the Residual Assets, as of the
         immediately preceding Distribution Date                                473,636,871.46**
                                                                                --------------

9.       Aggregate amount on deposit in Reserve Fund                              7,500,000.00
                                                                                --------------

10.      Subordinated Certificateholder payment  (interest
         earnings on Reserve Fund, pursuant to Section 5.8)                          28,170.06
                                                                                --------------

11.      Aggregate principal balance of loans
         refinanced by Green Tree Financial                                      10,937,668.00
                                                                                --------------

12.      Weighted average CPR                                                            14.97%
                                                                                --------------

13.      Weighted average CDR                                                             3.32%
                                                                                --------------

14.      Annualized net loss percentage                                                   1.69%
                                                                                --------------

15.      Delinquency             30-59 day                                                1.50%
                                                                                --------------
                                 60-89 day                                                0.56%
                                                                                --------------
                                 90+ day                                                  1.01%
                                                                                --------------
                                 Total 30+                                                3.07%
                                                                                --------------


First Trust N. A. Paying Agent/Bondholder Relations (612) 973-5800

**Represents present value of assets for NIM 94-A, 94-B, & 95-A, after cross-collateralization, as of 11/15/98.

GREEN TREE FINANCIAL
NET INTEREST MARGIN TRUST 1995-A
NOVEMBER, 1998
PAYMENT: DECEMBER 15, 1998




                                     Fee Assets
                ------------------------------------------------------
                        Guarantee         Inside           Fee Asset
                          Fees             Refi              Total
                ------------------------------------------------------

GTFC 1994-5            247,763.61       70,376.86          318,140.47
GTFC 1994-6            181,953.06       83,593.14          265,546.20
GTFC 1994-7             13,156.74       48,680.75           61,837.49
GTFC 1994-8            101,354.90       97,899.62          199,254.52
GTFC 1995-1                  0.00       82,648.26           82,648.26
GTFC 1995-2                  0.00            0.00                0.00
GTFC 1995-3            446,505.42      209,517.86          656,023.28
GTFC 1995-4            169,124.14      118,319.10          287,443.24
GTFC 1995-5                  0.00            0.00                0.00
                -----------------------------------------------------

                     1,159,857.87      711,035.59        1,870,893.46

Total amount of Guarantee Fees and

     Inside Refinance Payments                           1,870,893.46
                                                   ------------------

Subordinated Servicing Fees                                784,403.33
                                                   ------------------

Payment on Finance 1 Note                                2,655,296.79
                                                   ------------------

Allocable to Interest (current)                            751,256.33
                                                   ------------------

Allocable to accrued but unpaid Interest                         0.00
                                                   ------------------

Accrued and unpaid Trustee Fees                                  0.00
                                                   ------------------

Allocable to Principal                                   1,904,040.46
                                                   ------------------

Finance 1 Note Principal Balance                       122,441,834.45
                                                   ------------------

GREEN TREE FINANCIAL
NET INTEREST MARGIN TRUST 1995-A
NOVEMBER, 1998
PAYMENT: DECEMBER 15, 1998





                                               Inside
                             Residual           Refi             Total
                       ---------------------------------------------------

GTFC 1994-5                       0.00              0.00             0.00
GTFC 1994-6                       0.00              0.00             0.00
GTFC 1994-7                       0.00              0.00             0.00
GTFC 1994-8                       0.00              0.00             0.00
GTFC 1995-1                       0.00              0.00             0.00
GTFC 1995-2                 182,803.12        106,915.05       289,718.17
GTFC 1995-3                       0.00              0.00             0.00
GTFC 1995-4                       0.00              0.00             0.00
GTFC 1995-5                 336,749.82        135,229.82       471,979.64
                       --------------------------------------------------

                            519,552.94        242,144.87       761,697.81

                       Total Residual and Inside
                           Refinance Payments                  761,697.81